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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 8, 1999



                                ZEMEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-228                  13-5496920
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)         Identification Number)


            CANADA TRUST TOWER, BCE PLACE
              161 BAY STREET, SUITE 3750                          M5J 2S1
               TORONTO, ONTARIO, CANADA
       (Address of Principal Executive Offices)                  (Zip Code)


Registrants' telephone number, including area code: (416) 365-8080





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.      OTHER EVENTS.

             A copy of the Registrant's press release, dated December 8, 1999, is attached hereto as Exhibit 99.1. The press release relates to the retention of a financial advisor to assist in improving shareholder value.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ZEMEX CORPORATION


Dated:  December 14, 1999                 By: /s/ Allen J. Palmiere
                                              __________________________________
                                              Allen J. Palmiere
                                              Vice President and Chief Financial
                                              Officer



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                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------                              -----------
 99.1 Press Release, December 8, 1999, entitled "Zemex Retains Financial Advisor to Assess Ways to Improve Shareholder Value."